UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2006

MEDTOX SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 7, 2006, the Board of Directors of MEDTOX Scientific, Inc. approved the decision to move the listing of the Company's stock from the American Stock Exchange to the NASDAQ National Market. MEDTOX will commence trading on NASDAQ on Thursday, February 16, 2006, under the ticker symbol MTOX.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. Press Release, dated February 8, 2006.

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SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date: February 8, 2006	By: /s/ Richard J. Braun
Name: Richard J. Braun
Title: Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. Press Release, dated February 8, 2006.

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